Other current liabilities	6 Months Ended
Jun. 30, 2025
Other Current Liabilities [Abstract]
Other current liabilities	Other current liabilities
The composition of other current liabilities as of 30 June 2025 and 31 December 2024 is as follows:

	30 June 2025	31 December 2024
Unpaid salary and salary related expenses	13,739	14,465
Accrued interest	1,927	428
Accrued vacation leave	8,321	6,631
Accrued royalties	13,999	15,858
Accrued profit sharing	10,764	12,604
Accrued other expenses	24,385	9,418
	73,135	59,404
Accrued other expenses as of 30 June 2025 include $3.0 million of accrued asset acquisition costs, $4.2 million associated with the collaboration and license agreement with Dr. Reddy's, and increased VAT liabilities by $6.0 million. The remainder of the balance is composed of recurring liabilities.